UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2014

YOUR INTERNET DEFENDER INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-176581	30-0687898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 E. Sunrise Highway, Suite 202 Valley Stream, NY 11581
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (508) 653-3335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 12, 2014, Your Internet Defender Inc., a Nevada corporation (the "Company"), acquired Corindus, Inc., a Delaware corporation ("Corindus") as a wholly owned subsidiary and the business of Corindus became the sole business of the Company (the "Transaction"). Prior to the closing of the Transaction, Li and Company, PC ("Li & Co.") had served as the Company's independent registered public accountants since August 19, 2013, for its fiscal years ended March 31, 2014 and 2013, and through the first quarter ended June 30, 2014.

Ernst & Young, LLP ("E&Y") has served as Corindus' independent registered public accountants since September 2010.

Effective August 22, 2014, the Company's Board of Directors approved a change in the Company's independent registered public accountants from Li & Co. to E&Y. Accordingly, the Company terminated its relationship with Li & Co. and engaged E&Y to serve as the Company’s independent registered public accountants and to provide quarterly financial review services for the remainder of the 2014 calendar year and to provide annual audit services for the 2014 fiscal year.

Li & Co.’s reports on the financial statements of the Company for the past two fiscal years and subsequent interim period ended June 30, 2014, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles; however, the opinion for each of the fiscal years ended March 31, 2014 and 2013 were qualified as to the Company's ability to continue as a going concern.

During the Company’s last two fiscal years and through the date of this Report, there were no disagreements between the Company and Li & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li & Co., would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Li & Co. a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Report and requested that Li & Co. provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of such letter, dated August 22, 2014, is filed as Exhibit 16.1 to this Report.

During the Company's two most recent fiscal years and through the date of this Report, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

Exh. No.	Document
16.1	Letter to the SEC from Li & Company, PC dated August 22, 2014*

____________________________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2014	YOUR INTERNET DEFENDER INC.

	By:	/s/ David M. Handler
David M. Handler
Chief Executive Officer

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